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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                      OF THE SECURITES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2002

                       COMMISSION FILE NUMBER 001-154947

                              ENTREPORT CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          FLORIDA                                               65-0703923
--------------------------------                            --------------------
  (STATE OR OTHER JURISDICTION                                 (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

            5937 DARWIN COURT, SUITE 109, CARLSBAD, CALIFORNIA 92008
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  760-688-1144
                                  ------------
                           (ISSUER'S TELEPHONE NUMBER)


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   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)



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Item 2.  Acquisition or Disposition of Assets:

TERMINATION OF MERGER WITH ACT

Entreport Corporation notified Advanced Communications Technologies (Australia) Pty Ltd., ("ACT") in writing on May 16, 2002, that ACT was in breach of the Acquisition Agreement dated March 14, 2002. The breach was issued for failure of ACT to make scheduled cash payments as required in the Agreement. As a result of this breach of the Agreement, together with other breaches of the agreement, Entreport has formally terminated the Acquisition Agreement as of May 31, 2002.



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                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            EntrePort Corporation
                                            (Registrant)


Dated:  June 11, 2002                       By: /s/ William A. Shue
                                                --------------------------------
                                                William A. Shue,
                                                Chief Executive Officer


Dated:  June 11, 2002                       By: /s/ Ronald D. Suokko
                                                --------------------------------
                                                Ronald D. Suokko,
                                                Chief Accounting Officer